Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2007
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Intersegment Eliminations Income Statement Information
14	…………….	Quarterly Reconciliation of Adjusted Assets
15	…………….	Illustration of Standard Equity Award Amortization
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change
Net revenues
Institutional Securities	$5,436	$5,305	$4,894	$5,475	$7,162	$7,429	$4,983	2%	(33%)	$15,635	$19,574	25%
Global Wealth Management Group	1,289	1,400	1,371	1,452	1,511	1,642	1,683	23%	2%	4,060	4,836	19%
Asset Management	737	898	845	973	1,368	1,509	1,364	61%	(10%)	2,480	4,241	71%
Intersegment Eliminations	(49)	(90)	(46)	(51)	(47)	(56)	(72)	(57%)	(29%)	(185)	(175)	5%
Consolidated net revenues	$7,413	$7,513	$7,064	$7,849	$9,994	$10,524	$7,958	13%	(24%)	$21,990	$28,476	29%

Income before taxes (1)
Institutional Securities	$1,707	$1,899	$1,915	$2,200	$2,845	$2,950	$1,501	(22%)	(49%)	$5,521	$7,296	32%
Global Wealth Management Group	20	158	161	169	226	264	287	78%	9%	339	777	129%
Asset Management	166	262	155	268	379	303	491	*	62%	583	1,173	101%
Intersegment Eliminations	17	(18)	13	11	6	7	(14)	*	*	12	(1)	(108%)
Consolidated income before taxes	$1,910	$2,301	$2,244	$2,648	$3,456	$3,524	$2,265	1%	(36%)	$6,455	$9,245	43%

Earnings per basic share: (2)
Income from continuing operations	$1.26	$1.46	$1.57	$1.97	$2.28	$2.35	$1.45	(8%)	(38%)	$4.29	$6.08	42%
Discontinued operations (3)	$0.28	$0.36	$0.26	$0.22	$0.35	$0.22	$0.07	(73%)	(68%)	$0.90	$0.65	(28%)
Earnings per basic share	$1.54	$1.82	$1.83	$2.19	$2.63	$2.57	$1.52	(17%)	(41%)	$5.19	$6.73	30%

Earnings per diluted share: (2)
Income from continuing operations	$1.21	$1.40	$1.50	$1.86	$2.17	$2.24	$1.38	(8%)	(38%)	$4.12	$5.79	41%
Discontinued operations (3)	$0.27	$0.35	$0.25	$0.22	$0.34	$0.21	$0.06	(76%)	(71%)	$0.87	$0.61	(30%)
Earnings per diluted share	$1.48	$1.75	$1.75	$2.08	$2.51	$2.45	$1.44	(18%)	(41%)	$4.99	$6.40	28%

Average common shares outstanding
Basic	1,020,041,181	1,013,241,715	1,010,468,365	997,892,310	1,009,186,993	996,544,761	1,002,330,181			1,014,846,804	1,002,687,312
Diluted	1,061,764,798	1,054,733,745	1,055,664,392	1,052,831,345	1,057,912,545	1,045,643,087	1,057,495,875			1,055,811,711	1,053,683,836
Period end common shares outstanding	1,070,407,513	1,071,786,172	1,058,664,567	1,048,877,006	1,061,644,077	1,051,690,047	1,062,450,986			1,058,664,567	1,062,450,986

Return on average common equity from continuing operations	20.9%	22.8%	23.3%	27.8%	30.9%	29.4%	17.2%			22.4%	25.5%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%	27.4%	17.1%			22.6%	24.9%

(1)	Represents consolidated income from continuing operations before gain/(loss) from unconsolidated investees, taxes and gain/(loss) from discontinued operations.
(2)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(3)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change

Investment banking	$982	$1,132	$1,138	$1,503	$1,227	$1,913	$1,659	46%	(13%)	$3,252	$4,799	48%
Principal transactions:
Trading	3,086	3,559	2,843	2,317	4,158	4,838	1,381	(51%)	(71%)	9,488	10,377	9%
Investments	300	629	300	578	880	1,004	558	86%	(44%)	1,229	2,442	99%
Commissions	920	994	880	976	1,005	1,123	1,264	44%	13%	2,794	3,392	21%
Asset management, distribution and admin. fees	1,268	1,321	1,312	1,337	1,479	1,596	1,701	30%	7%	3,901	4,776	22%
Servicing income	0	0	0	0	35	42	32	*	(24%)	0	109	*
Interest and dividends	9,958	9,504	12,021	11,293	14,171	15,400	14,405	20%	(6%)	31,483	43,976	40%
Available for sale securities	0	0	0	0	0	0	(18)	*	*	0	(18)	*
Other	130	118	119	218	237	279	248	108%	(11%)	367	764	108%
Total revenues	16,644	17,257	18,613	18,222	23,192	26,195	21,230	14%	(19%)	52,514	70,617	34%
Interest expense	9,231	9,744	11,549	10,373	13,198	15,671	13,272	15%	(15%)	30,524	42,141	38%
Net revenues	7,413	7,513	7,064	7,849	9,994	10,524	7,958	13%	(24%)	21,990	28,476	29%

Compensation and benefits	4,010	3,587	3,085	3,304	4,775	4,994	3,596	17%	(28%)	10,682	13,365	25%
Occupancy and equipment	210	215	233	254	260	279	279	20%	--	658	818	24%
Brokerage, clearing and exchange fees	292	340	339	334	361	366	459	35%	25%	971	1,186	22%
Information processing and communications	259	272	274	284	277	286	302	10%	6%	805	865	7%
Marketing and business development	120	155	147	221	153	199	190	29%	(5%)	422	542	28%
Professional services	372	450	459	608	419	510	507	10%	(1%)	1,281	1,436	12%
Other	240	193	283	196	293	366	360	27%	(2%)	716	1,019	42%
Total non-interest expenses	5,503	5,212	4,820	5,201	6,538	7,000	5,693	18%	(19%)	15,535	19,231	24%

Income from continuing operations before gain/(loss) from unconsolidated investees and taxes	1,910	2,301	2,244	2,648	3,456	3,524	2,265	1%	(36%)	6,455	9,245	43%
Gain/(loss) from unconsolidated investees	(19)	24	20	(65)	(26)	(20)	(19)	(195%)	5%	25	(65)	*
Provision for income taxes	603	848	676	601	1,116	1,141	772	14%	(32%)	2,127	3,029	42%
Income from continuing operations	1,288	1,477	1,588	1,982	2,314	2,363	1,474	(7%)	(38%)	4,353	6,151	41%
Discontinued operations (1)
Gain/(loss) from discontinued operations	453	583	399	231	564	349	111	(72%)	(68%)	1,435	1,024	(29%)
Income tax benefit/(provision)	(167)	(219)	(136)	(7)	(206)	(130)	(42)	69%	68%	(522)	(378)	28%
Gain/(loss) from discontinued operations	286	364	263	224	358	219	69	(74%)	(68%)	913	646	(29%)
Net income	$1,574	$1,841	$1,851	$2,206	$2,672	$2,582	$1,543	(17%)	(40%)	$5,266	$6,797	29%
Preferred stock dividend requirements	$-	$-	$-	$19	$17	$17	$17	*	--	$-	$50	*
Earnings applicable to common shareholders	$1,574	$1,841	$1,851	$2,187	$2,655	$2,565	$1,526	(18%)	(41%)	$5,266	$6,747	28%

Return on average common equity from continuing operations	20.9%	22.8%	23.3%	27.8%	30.9%	29.4%	17.2%			22.4%	25.5%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%	27.4%	17.1%			22.6%	24.9%
Pre-tax profit margin (2)	26%	31%	32%	34%	35%	34%	29%			29%	33%
Compensation and benefits as a % of net revenues	54%	48%	44%	42%	48%	48%	45%			49%	47%

(1)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
(2)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (2)	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change
Morgan Stanley
Regional revenue (millions) (1)(3)
Americas	$4,689	$4,692	$4,528	$4,902	$6,109	$6,093	$4,172	(8%)	(32%)	$13,909	$16,374	18%
EMEA (Europe, Middle East, Africa)	1,894	2,061	1,825	1,980	2,702	2,984	2,439	34%	(18%)	5,780	8,125	41%
Asia	830	760	711	967	1,183	1,447	1,347	89%	(7%)	2,301	3,977	73%
Consolidated net revenues	$7,413	$7,513	$7,064	$7,849	$9,994	$10,524	$7,958	13%	(24%)	$21,990	$28,476	29%

Total assets (millions)	$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,061	$1,199,993	$1,185,131	15%	(1%)
Adjusted assets (millions) (4)	$517,329	$534,034	$544,167	$638,158	$654,999	$704,421	$688,966	27%	(2%)
Period end common shares outstanding (millions)	1,070.4	1,071.8	1,058.7	1,048.9	1,061.6	1,051.7	1,062.5	--	1%
Book value per common share(5)	$28.12	$29.97	$31.24	$32.67	$34.71	$36.52	$32.14	3%	(12%)
Shareholders' equity (millions) (6)	$33,886	$35,902	$37,956	$40,248	$42,839	$44,385	$40,125	6%	(10%)
Total capital (millions) (7)	$134,366	$145,849	$149,956	$162,134	$177,270	$187,250	$187,480	25%	--
Worldwide employees(1)	40,188	40,088	41,416	43,124	44,797	45,845	47,713	15%	4%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (8)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$39	$33	$34	$39	$40	$52
Equity price	$25	$29	$26	$32	$45	$44	$43
Foreign exchange rate	$9	$9	$7	$12	$15	$16	$17
Commodity price	$31	$28	$33	$30	$40	$34	$38

Trading VaR	$58	$63	$56	$61	$90	$81	$87
Non - trading VaR	$20	$26	$24	$18	$14	$17	$20
Aggregate trading and non - trading VaR	$65	$70	$66	$67	$92	$87	$91

(1)	Restated to exclude Discover Financial Services.
(2)
Effective December 1, 2006, the Company elected early adoption of SFAS No. 157, "Fair Value Measurements", and SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115." As a result of the adoption of SFAS No. 157 and SFAS No. 159, the Company recorded an after-tax cumulative effect adjustment of $186 million as an increase to the opening balance of retained earnings as of December 1, 2006.

(3)	Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location
Global Wealth Management: financial advisor location
Asset Management: client location except for the real estate investing business which is based on asset location
(4)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.  See page 14 for further information.

(5)	The Company's spin-off of Discover Financial Services on June 30, 2007 reduced book value per common share by approximately $5.79.
(6)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(7)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(8)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2006.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended											Nine Months Ended
	Feb 28, 2007 (1)			May 31, 2007			Aug 31, 2007					Aug 31, 2007 (1)
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity			Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$21.0	$20.0	38%	$23.7	$22.8	35%	$25.7	$25.1	16%			$23.5	$22.6	29%
Global Wealth Management Group	1.5	1.7	32%	1.5	1.6	40%	1.6	1.7	39%			1.5	1.7	37%
Asset Management	2.3	3.0	31%	2.7	3.4	23%	2.8	3.6	35%			2.6	3.3	30%
Unallocated capital	5.1	5.1		4.2	4.2		3.5	3.5				4.2	4.2
Total - continuing operations	29.9	29.8	31%	32.1	32.0	29%	33.6	33.9	17%			31.8	31.8	26%
Discontinued operations	4.6	5.7		4.5	5.4		1.6	1.9				3.6	4.4
Firm	$34.5	$35.5	30%	$36.6	$37.4	27%	$35.2	$35.8	17%			$35.4	$36.2	25%

	Quarter Ended											Nine Months Ended
	Feb 28, 2006			May 31, 2006			Aug 31, 2006			Nov 30, 2006		Aug 31, 2006
		Average common equity (billions)	Return on average common equity		Average common equity (billions)	Return on average common equity		Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity		Average common equity (billions) (2)	Return on average common equity
Institutional Securities		$16.0	29%		$17.9	27%		$18.6	30%	$19.4	35%		$17.5	29%
Global Wealth Management Group		3.3	1%		3.1	14%		2.8	15%	2.8	17%		3.1	10%
Asset Management		2.2	18%		2.3	28%		2.5	15%	2.7	23%		2.3	20%
Unallocated capital		3.1			2.6			3.4		3.4			3.1
Total - continuing operations		24.6	21%		25.9	23%		27.3	23%	28.3	28%		26.0	22%
Discontinued operations		4.9			5.2			5.3		5.4			5.1
Firm		$29.5	21%		$31.1	24%		$32.6	23%	$33.7	26%		$31.1	23%

(1)	For the quarter ended Feb 28, 2007, the Company had reassessed the amount of capital required to support the market risks and credit risks in its Global Wealth Management business.
(2)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment. Beginning in 1Q07, economic capital is met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of goodwill and certain intangibles and deferred tax assets), subject to regulatory limits.  This enhancement to the Company's equity capital model and related disclosures has been made on a prospective basis.

Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation.  Additionally, the average equity related to Discover Financial Services and Quilter Holdings Limited have been reclassed to discontinued operations in all periods.

Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (1)	May 31, 2007 (1)	Aug 31, 2007 (1)	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007 (1)	Percentage Change

Investment banking	$892	$1,035	$992	$1,309	$1,032	$1,704	$1,439	45%	(16%)	$2,919	$4,175	43%
Principal transactions:
Trading	2,963	3,442	2,728	2,193	4,029	4,705	1,236	(55%)	(74%)	9,133	9,970	9%
Investments	243	389	114	335	350	396	217	90%	(45%)	746	963	29%
Commissions	610	693	630	673	691	766	911	45%	19%	1,933	2,368	23%
Asset management, distribution and admin. fees	8	29	19	17	25	25	24	26%	(4%)	56	74	32%
Servicing income	0	0	0	0	35	42	32	*	(24%)	0	109	*
Interest and dividends	9,822	9,338	11,852	11,094	14,021	15,193	14,141	19%	(7%)	31,012	43,355	40%
Available for sale securities	0	0	0	0	0	0	(18)	*	*	0	(18)	*
Other	95	83	92	174	170	224	208	126%	(7%)	270	602	123%
Total revenues	14,633	15,009	16,427	15,795	20,353	23,055	18,190	11%	(21%)	46,069	61,598	34%
Interest expense	9,197	9,704	11,533	10,320	13,191	15,626	13,207	15%	(15%)	30,434	42,024	38%
Net revenues	5,436	5,305	4,894	5,475	7,162	7,429	4,983	2%	(33%)	15,635	19,574	25%

Total non-interest expenses	3,729	3,406	2,979	3,275	4,317	4,479	3,482	17%	(22%)	10,114	12,278	21%

Income from continuing operations before gain/(loss) from unconsolidated investees and taxes	1,707	1,899	1,915	2,200	2,845	2,950	1,501	(22%)	(49%)	5,521	7,296	32%
Gain/(loss) from unconsolidated investees	(19)	24	20	(65)	(26)	(20)	(19)	(195%)	5%	25	(65)	*
Income before taxes	1,688	1,923	1,935	2,135	2,819	2,930	1,482	(23%)	(49%)	5,546	7,231	30%
Provision for income taxes	522	700	556	434	878	932	483	(13%)	(48%)	1,778	2,293	29%
Income from continuing operations (2)	$1,166	$1,223	$1,379	$1,701	$1,941	$1,998	$999	(28%)	(50%)	$3,768	$4,938	31%

Return on average common equity (3)	29%	27%	30%	35%	38%	35%	16%			29%	29%
Pre-tax profit margin (4)	31%	36%	39%	40%	40%	40%	30%			35%	37%

(1)
Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007 and Aug 31, 2007 are $4.4 billion, $5.9 billion and $8.2 billion, respectively.

(2)	Excludes gain/(loss) from discontinued operations.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change
Investment Banking
Advisory revenue	$344	$365	$444	$600	$373	$725	$664	50%	(8%)	$1,153	$1,762	53%
Underwriting revenue
Equity	197	371	237	254	300	493	429	81%	(13%)	805	1,222	52%
Fixed income	351	299	311	455	359	486	346	11%	(29%)	961	1,191	24%
Total underwriting revenue	$548	$670	$548	$709	$659	$979	$775	41%	(21%)	$1,766	$2,413	37%

Total investment banking revenue	$892	$1,035	$992	$1,309	$1,032	$1,704	$1,439	45%	(16%)	$2,919	$4,175	43%

Sales & Trading (1)
Equity	$1,656	$1,669	$1,520	$1,436	$2,209	$2,216	$1,761	16%	(21%)	$4,845	$6,186	28%
Fixed income	2,651	2,131	2,257	2,252	3,430	2,896	2,197	(3%)	(24%)	7,039	8,523	21%
Other	(109)	(31)	(100)	(48)	(89)	(74)	(877)	*	*	(240)	(1,040)	*
Total sales & trading net revenue	$4,198	$3,769	$3,677	$3,640	$5,550	$5,038	$3,081	(16%)	(39%)	$11,644	$13,669	17%

	Fiscal View									Calendar View
	Quarter Ended (2)									Eight Months Ended (2)
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007			Aug 31, 2006	Aug 31, 2007

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$335.4	$180.3	$167.4	$371.6	$328.6	$455.8	$286.2			$517.7	$967.6
Market share	44.8%	20.9%	23.3%	36.8%	35.1%	30.4%	24.0%			25.8%	29.6%
Rank	2	3	4	1	2	4	2			4	2

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$176.8	$182.3	$175.4	$229.1	$187.0	$353.3	$184.6			$465.6	$690.7
Market share	27.1%	29.2%	26.0%	31.1%	21.6%	40.6%	22.6%			27.1%	31.5%
Rank	3	2	5	1	3	1	2			2	1

Global equity and related issues
Morgan Stanley global market volume (billions)	$10.8	$19.2	$10.5	$14.9	$13.9	$20.1	$18.5			$34.4	$44.6
Market share	7.4%	9.3%	8.5%	6.5%	7.6%	8.5%	8.2%			8.4%	7.8%
Rank	4	2	4	6	4	3	4			3	4

Global IPO's
Morgan Stanley global market volume (billions)	$2.7	$7.6	$5.2	$6.1	$4.1	$6.3	$6.4			$14.3	$14.5
Market Share	6.8%	11.0%	11.1%	6.2%	7.6%	7.9%	8.0%			10.3%	7.8%
Rank	5	3	1	6	3	4	3			1	2

Global debt
Morgan Stanley global market volume (billions)	$96.1	$102.3	$89.4	$111.6	$99.8	$131.4	$76.6			$267.7	$277.0
Market share	5.9%	5.9%	5.6%	5.3%	5.6%	6.1%	4.9%			6.0%	5.6%
Rank	5	5	7	7	5	5	7			5	5

(1)
Includes principal transactions trading, commissions and net interest revenue. Equity and Fixed income sales and trading net revenue have been restated to include certain funding costs not previously allocated to those businesses. Other sales and trading net revenue primarily includes net losses from marking to market loans and closed and pipeline commitments, results related to Investment Banking and other activities.

(2)	Source: Thomson Financial, data as of September 5, 2007.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07
Corporate funded loans
Investment grade	$5.6	$6.2	$7.4	$6.4	$6.2	$13.7	$11.1	50%	(19%)
Non-investment grade	2.9	2.9	5.4	3.4	3.9	4.9	7.5	39%	53%
Total corporate funded loans	$8.5	$9.1	$12.8	$9.8	$10.1	$18.6	$18.6	45%	-

Corporate lending commitments
Investment grade	$30.2	$28.2	$30.4	$35.0	$31.5	$42.1	$50.4	66%	20%
Non-investment grade	6.3	9.0	19.1	18.5	25.5	32.4	35.7	87%	10%
Total corporate lending commitments	$36.5	$37.2	$49.5	$53.5	$57.0	$74.5	$86.1	74%	16%

Corporate funded loans plus lending commitments
Investment grade	$35.8	$34.4	$37.8	$41.4	$37.7	$55.8	$61.5	63%	10%
Non-investment grade	$9.2	$11.9	$24.5	$21.9	$29.4	$37.3	$43.2	76%	16%
% investment grade	80%	74%	61%	65%	56%	60%	59%
% non-investment grade	20%	26%	39%	35%	44%	40%	41%

Total corporate funded loans and lending commitments	$45.0	$46.3	$62.3	$63.3	$67.1	$93.1	$104.7	68%	12%
Hedges (1)	$17.7	$23.8	$24.3	$26.5	$29.9	$34.2	$37.5	54%	10%
Total corporate funded loans and lending commitments net of hedges	$27.3	$22.5	$38.0	$36.8	$37.2	$58.9	$67.2	77%	14%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change
Investment banking	$67	$95	$120	$146	$166	$164	$166	38%	1%	$282	$496	76%
Principal transactions:
Trading	125	120	117	125	129	133	145	24%	9%	362	407	12%
Investments	1	27	16	13	(2)	20	3	(81%)	(85%)	44	21	(52%)
Commissions	310	302	252	304	315	357	353	40%	(1%)	864	1,025	19%
Asset management, distribution and admin fees	667	691	704	695	729	769	788	12%	2%	2,062	2,286	11%
Interest and dividends	203	243	265	293	274	298	321	21%	8%	711	893	26%
Other	31	36	26	37	38	40	33	27%	(18%)	93	111	19%
Total revenues	1,404	1,514	1,500	1,613	1,649	1,781	1,809	21%	2%	4,418	5,239	19%
Interest expense	115	114	129	161	138	139	126	(2%)	(9%)	358	403	13%
Net revenues	1,289	1,400	1,371	1,452	1,511	1,642	1,683	23%	2%	4,060	4,836	19%

Total non-interest expenses	1,269	1,242	1,210	1,283	1,285	1,378	1,396	15%	1%	3,721	4,059	9%
Income before taxes	20	158	161	169	226	264	287	78%	9%	339	777	129%
Provision for income taxes	8	52	54	53	87	102	119	120%	17%	114	308	170%
Income from continuing operations	$12	$106	$107	$116	$139	$162	$168	57%	4%	$225	$469	108%

Return on average common equity (1)	1%	14%	15%	17%	32%	40%	39%			10%	37%
Pre-tax profit margin (2)	2%	11%	12%	12%	15%	16%	17%			8%	16%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended							Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07

Global representatives	8,913	8,091	7,982	7,944	7,993	8,137	8,341	4%	3%

Annualized revenue per global representative (thousands) (1)	$562	$659	$682	$729	$758	$814	$817	20%	--

Assets by client segment (billions)
$10m or more	166	170	176	199	210	223	228	30%	2%
$1m - $10m	220	220	229	243	248	268	265	16%	(1%)
Subtotal -> $1m	386	390	405	442	458	491	493	22%	--
$100k - $1m	177	180	180	177	174	180	182	1%	1%
< $100k	32	29	28	27	26	24	24	(14%)	--
Client assets excluding corporate/other	595	599	613	646	658	695	699	14%	1%
Corporate / other	29	30	29	30	32	33	35	21%	6%
Total client assets (billions)	$624	$629	$642	$676	$690	$728	$734	14%	1%

% of assets by client segment > $1m (2)	65%	65%	66%	68%	70%	71%	71%

Fee-based client account assets (billions) (3)	$173	$180	$183	$195	$202	$210	$211	15%	--
Fee-based assets as a % of client assets	28%	29%	29%	29%	29%	29%	29%

Bank deposit program (millions)	$7,319	$9,114	$9,839	$13,301	$16,364	$18,226	$19,409	97%	6%

Client assets per global representative (millions) (4)	$70	$78	$80	$85	$86	$89	$88	10%	(1%)

Domestic retail net new assets (billions) (5)	$-	$2.4	$5.4	$0.7	$6.7	$8.7	$14.6	170%	68%

Domestic retail locations	484	473	460	453	451	453	455	(1%)	--

(1)	Annualized revenue divided by average global representative headcount.
(2)	Excludes corporate/other assets.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Total client assets divided by period end global representative headcount.
(5)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (1)	May 31, 2007 (1)	Aug 31, 2007 (1)	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007 (1)	Pecentage Change
Investment banking	$23	$35	$26	$54	$31	$61	$92	*	51%	$84	$184	119%
Principal transactions:
Investments	56	213	170	230	532	588	338	99%	(43%)	439	1,458	*
Commissions	7	7	5	6	6	6	6	20%	--	19	18	(5%)
Asset management, distribution and admin fees	644	636	629	665	768	844	926	47%	10%	1,909	2,538	33%
Interest and dividends	6	10	21	11	14	29	14	(33%)	(52%)	37	57	54%
Other	6	5	5	10	34	18	10	100%	(44%)	16	62	*
Total revenues	742	906	856	976	1,385	1,546	1,386	62%	(10%)	2,504	4,317	72%
Interest expense	5	8	11	3	17	37	22	100%	(41%)	24	76	*
Net revenues	737	898	845	973	1,368	1,509	1,364	61%	(10%)	2,480	4,241	71%

Total non-interest expenses	571	636	690	705	989	1,206	873	27%	(28%)	1,897	3,068	62%
Income before taxes	166	262	155	268	379	303	491	*	62%	583	1,173	101%
Provision for income taxes	66	103	61	110	149	105	174	185%	66%	230	428	86%
Income from continuing operations	$100	$159	$94	$158	$230	$198	$317	*	60%	$353	$745	111%

Return on average common equity (2)	18%	28%	15%	23%	31%	23%	35%			20%	30%
Pre-tax profit margin (3)	23%	29%	18%	28%	28%	20%	36%			24%	28%

(1)
Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007 and Aug 31, 2007 are $2.9 billion, $3.9 billion and $4.6 billion, respectively.

(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change
Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	$(3.1)	$(2.1)	$(2.2)	$(1.9)	$(2.0)	$0.1	$(0.8)	64%	*	$(7.4)	$(2.7)	64%
Americas Retail Van Kampen Brand	(0.7)	(0.4)	(0.8)	(0.1)	0.0	0.0	1.1	*	*	(1.9)	1.1	158%
Americas Intermediary	1.7	4.0	1.5	1.0	1.0	1.8	1.2	(20%)	(33%)	7.2	4.0	(44%)
U.S. Institutional	(4.7)	(4.7)	(2.7)	(1.0)	0.1	1.3	0.3	111%	(77%)	(12.1)	1.7	114%
Non- U.S.	1.2	2.5	0.3	2.5	4.7	4.1	6.1	*	49%	3.9	14.9	*
Net flows excluding money markets	$(5.6)	$(0.7)	$(3.9)	$0.5	$3.8	$7.3	$7.9	*	8%	$(10.3)	$19.0	*
Money Market Net Flows
Institutional	4.0	(1.4)	2.8	7.7	2.5	3.5	12.4	*	*	5.4	18.4	*
Retail	(5.7)	(3.0)	(0.7)	(3.3)	(1.8)	(1.5)	0.5	171%	133%	(9.4)	(2.8)	70%
Total money market net flows	$(1.7)	$(4.4)	$2.1	$4.4	$0.7	$2.0	$12.9	*	*	$(4.0)	$15.6	*
Total net flows	$(7.3)	$(5.1)	$(1.8)	$4.9	$4.5	$9.3	$20.8	*	124%	$(14.3)	$34.6	*

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$65	$63	$61	$63	$62	$67	$63	3%	(6%)
Americas Retail Van Kampen Brand	90	89	90	94	96	102	99	10%	(3%)
Americas Intermediary	47	51	55	58	61	67	66	20%	(1%)
U.S. Institutional	98	96	95	100	110	119	122	28%	3%
Non- U.S.	77	80	84	93	102	111	118	40%	6%
Total long term assets under management or supervision	377	379	385	408	431	466	468	22%	--
Institutional money markets/liquidity	37	37	40	49	52	57	70	75%	23%
Retail money markets	41	38	38	35	33	32	33	(13%)	3%
Total Money Markets	78	75	78	84	85	89	103	32%	16%
Total assets under management or supervision	$455	$454	$463	$492	$516	$555	$571	23%	3%
Share of minority interest assets (1)	0	0	0	4	5	5	6	*	20%
Total	$455	$454	$463	$496	$521	$560	$577	25%	3%

Assets under management or supervision by asset class
Equity	$230	$226	$226	$239	$245	$265	$254	12%	(4%)
Fixed income	90	91	93	94	94	98	98	5%	--
Money market	78	75	78	84	85	89	103	32%	16%
Alternatives (2)	45	49	53	61	77	87	101	91%	16%
Subtotal	443	441	450	478	501	539	556	24%	3%
Unit trusts	12	13	13	14	15	16	15	15%	(6%)
Total assets under management or supervision	$455	$454	$463	$492	$516	$555	$571	23%	3%
Share of minority interest assets (1)	0	0	0	4	5	5	6	*	20%
Total	$455	$454	$463	$496	$521	$560	$577	25%	3%

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07
Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$65	$63	$61	$63	$62	$67	$63	3%	(6%)
Americas Retail Van Kampen Brand	90	89	90	94	96	102	99	10%	(3%)
Americas Intermediary	47	51	55	58	61	67	66	20%	(1%)
U.S. Institutional	98	96	95	100	110	119	122	28%	3%
Non - U.S.	77	80	84	93	102	111	118	40%	6%
Total long term assets under management or supervision	377	379	385	408	431	466	468	22%	--
Institutional money markets/liquidity	37	37	40	49	52	57	70	75%	23%
Retail money markets	41	38	38	35	33	32	33	(13%)	3%
Total Money Markets	78	75	78	84	85	89	103	32%	16%
Sub-total assets under management or supervision	455	454	463	492	516	555	571	23%	3%

Global Wealth Management Group	129	127	142	153	153	157	162	14%	3%
Total assets under management or supervision	$584	$581	$605	$645	$669	$712	$733	21%	3%
Share of minority interest assets (1)	0	0	0	4	5	5	6	*	20%
Total	$584	$581	$605	$649	$674	$717	$739	22%	3%

Consolidated assets under management or supervision by asset class
Equity	$288	$288	$289	$307	$317	$344	$333	15%	(3%)
Fixed income	105	106	109	111	111	116	118	8%	2%
Money market	82	79	83	89	90	94	109	31%	16%
Alternatives (2)	45	49	53	61	77	87	101	91%	16%
Subtotal	520	522	534	568	595	641	661	24%	3%
Unit trusts	12	13	13	14	15	16	15	15%	(6%)
Other (3)	52	46	58	63	59	55	57	(2%)	4%
Total assets under management or supervision	$584	$581	$605	$645	$669	$712	$733	21%	3%
Share of minority interest assets (1)	0	0	0	4	5	5	6	*	20%
Total	$584	$581	$605	$649	$674	$717	$739	22%	3%

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	3Q07 vs. 3Q06	3Q07 vs. 2Q07	Aug 31, 2006	Aug 31, 2007	Percentage Change

Investment banking (1)	$0	$(33)	$0	$(6)	$(2)	$(16)	$(38)	*	(138%)	$(33)	$(56)	(70%)
Principal transactions:
Trading	(2)	(3)	(2)	(1)	0	0	0	*	--	(7)	0	*
Investments	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(7)	(8)	(7)	(7)	(7)	(6)	(6)	14%	--	(22)	(19)	14%
Asset management, distribution and admin. fees	(51)	(35)	(40)	(40)	(43)	(42)	(37)	8%	12%	(126)	(122)	3%
Interest and dividends	(73)	(87)	(117)	(105)	(138)	(120)	(71)	39%	41%	(277)	(329)	(19%)
Other	(2)	(6)	(4)	(3)	(5)	(3)	(3)	25%	--	(12)	(11)	8%
Total revenues	(135)	(172)	(170)	(162)	(195)	(187)	(155)	9%	17%	(477)	(537)	(13%)
Interest expense	(86)	(82)	(124)	(111)	(148)	(131)	(83)	33%	37%	(292)	(362)	(24%)
Net revenues	(49)	(90)	(46)	(51)	(47)	(56)	(72)	(57%)	(29%)	(185)	(175)	5%

Total non-interest expenses	(66)	(72)	(59)	(62)	(53)	(63)	(58)	2%	8%	(197)	(174)	12%

Income before taxes	17	(18)	13	11	6	7	(14)	*	*	12	(1)	(108%)
Provision for income taxes	7	(7)	5	4	2	2	(4)	(180%)	*	5	-	*
Income from continuing operations	$10	$(11)	$8	$7	$4	$5	$(10)	*	*	$7	$(1)	(114%)

(1)	Included in the May 31, 2006 amount is $30 million related to the sale of the Company's aircraft leasing business.
Included in the August 31, 2007 amount is $25 million related to the spin-off of Discover Financial Services.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY

The following (page 14) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. The Company has adopted a definition of adjusted assets that excludes certain self-funded assets considered to have minimal market, credit and/or liquidity risk. These low-risk assets generally are attributable to the Company’s matched book and securities lending businesses. Adjusted assets are calculated by reducing gross assets by aggregate resale agreements and securities borrowed  less non-derivative short positions and assets recorded under certain provisions of SFAS No. 140 and FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN 46R”). Gross assets are also reduced by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. The adjusted leverage ratio reflects the deduction from shareholders’ equity of the amount of equity used to support goodwill and intangible assets (as the Company does not view this amount of equity as available to support its risk capital needs). In addition, the Company views junior subordinated debt issued to capital trusts as a component of its capital base given the inherent characteristics of the securities. These characteristics include the long-dated nature (e.g., some have final maturity at issuance of 30 years extendible at the Company’s option by a further 19 years, others have a 60-year final maturity at issuance), the Company’s ability to defer coupon interest for up to 20 consecutive quarters and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007

Total assets		$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,061	$1,199,993	$1,185,131

Less:	Securities purchased under agreements to resell	(176,260)	(190,289)	(171,547)	(175,787)	(192,038)	(144,051)	(176,910)
	Securities borrowed	(252,896)	(274,581)	(283,024)	(299,631)	(277,093)	(252,213)	(257,032)
Add:	Financial instruments sold, not yet purchased	149,561	159,822	152,979	183,119	157,807	166,549	176,097
Less:	Derivative contracts sold, not yet purchased	(42,928)	(48,747)	(47,017)	(57,491)	(51,574)	(58,919)	(62,088)
	Subtotal	637,427	673,624	680,745	771,402	819,163	911,359	865,198
Less:	Cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements (1)	(38,300)	(46,612)	(43,986)	(29,565)	(35,739)	(47,114)	(43,229)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(78,925)	(90,046)	(89,649)	(100,236)	(124,163)	(155,692)	(129,552)
	Goodwill and intangible assets	(2,873)	(2,932)	(2,943)	(3,443)	(4,262)	(4,132)	(3,451)

Adjusted assets		$517,329	$534,034	$544,167	$638,158	$654,999	$704,421	$688,966

Common equity		$30,103	$32,118	$33,072	$34,264	$36,854	$38,411	$34,150
Preferred equity		0	0	1,100	1,100	1,100	1,100	1,100
Shareholders' equity		30,103	32,118	34,172	35,364	37,954	39,511	35,250
Junior subordinated debt issued to capital trusts (2)		3,783	3,784	3,784	4,884	4,885	4,874	4,875
	Subtotal	33,886	35,902	37,956	40,248	42,839	44,385	40,125
Less: Goodwill and intangible assets		(2,873)	(2,932)	(2,943)	(3,443)	(4,262)	(4,132)	(3,451)
Tangible shareholders' equity		$31,013	$32,970	$35,013	$36,805	$38,577	$40,253	$36,674

Leverage ratio (3)		31.0x	31.2x	29.4x	30.5x	30.6x	29.8x	32.3x

Adjusted leverage ratio (4)		16.7x	16.2x	15.5x	17.3x	17.0x	17.5x	18.8x

(1)
In the second quarter of fiscal 2007, the adjusted assets calculation was revised in order to reduce gross assets by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements.  All prior periods have been restated to conform to the current presentation.

(2)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities.  These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a sixty year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure.  The Company also receives rating agency equity credit for these securities.

(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY

This page represents an addendum to the 3Q 2007 Financial Supplement.

Fiscal 2007 compensation expense primarily includes the amortization related to fiscal 2004 awards, as well as fiscal 2005 awards and fiscal 2006 awards granted to non-retirement-eligible employees, and an accrual for the estimated full cost of fiscal 2007 year-end equity awards expected to be granted to retirement-eligible employees in December 2007.

Awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2006.

Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees

	Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of								Cumulative Amort.
Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				40%	40%	18%	2%	100%

2006					40%	40%	18%	98%

2007						40%	40%	80%

2008							40%	40%

	Retirement-Eligible Employees - Fiscal Year Ended
Year of								Cumulative Amort.
Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note:	Reflects current award terms. The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 16.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's third quarter earnings press release issued September 19, 2007.